UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2015

EAGLE MOUNTAIN CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-50140	16-1642709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 Tomball Pkwy, Suite 204, Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  208-342-8888

Central Plaza, Suite 4703, 18 Harbour Road, Wanchai, Hong Kong
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 28, 2015, Eagle Mountain Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.
Exhibit No.	Description
99.1	Eagle Mountain Corporation Press Release dated May 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MOUNTAIN CORPORATION
Dated: May 28, 2015
	By:	/s/Ronald Cormick
	Name:	Ronald Cormick
	Title:	Chief Executive Officer